Hartford Life Insurance Company Separate Account VL I:

333-50280	Stag Accumulator Variable Universal Life (Series I)
333-94617	Stag Protector Variable Universal Life (Series I)
033-53692	Stag Variable Life
333-07465	Stag Variable Life Artisan

Hartford Life and Annuity Insurance Company Separate Account VL I:

333-82866	Stag Wall Street Variable Universal Life (Series I)
333-93319	Stag Accumulator Variable Universal Life (Series I)
333-83057	Stag Protector Variable Universal Life (Series I)
033-61267	Stag Variable Life

Hartford Life Insurance Company Separate Account VL II:

333-88261	Stag Variable Life Last Survivor II (Series I)
033-89990	Stag Variable Life Last Survivor

Hartford Life and Annuity Insurance Company Separate Account VL II:

333-67373	Stag Variable Life Last Survivor II (Series I)
033-89988	Stag Variable Life Last Survivor

Supplement Dated January 9, 2008 to the Prospectus Dated May 1, 2007

Supplement Dated January 9, 2008 to Your Prospectus

Effective December 31, 2007, the Total Annual Fund Operating Expenses are revised as follows:

		Distribution
		and/or		Acquired	Total	Contractual Fee	Net Total
		Service		Fund	Annual	Waiver	Annual
Underlying	Management	(12b-1)	Other	Fees and	Operating	and/or Expense	Operating
Fund:	Fee	Fees	Expenses	Expenses*	Expenses	Reimbursement	Expenses
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	0.65%	0.25%	0.15%	0.10%	1.15%	N/A	1.15%
Putnam VT The George Putnam Fund of Boston Fund - Class IA	0.63%	N/A	0.12%	0.03%	0.78%	N/A	0.78%

*         Estimate of expenses attributable to the fund’s investments during the fund’s fiscal year ended December 31, 2006, and will vary based on the fund’s investments from time to time, in certain other investment companies that the fund bears indirectly, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports.

This supplement should be retained with the prospectus for future reference.

HV-6655